EXHIBIT 10.21


                               THIRD AMENDMENT TO
                                 LOAN AGREEMENT


         THIS THIRD AMENDMENT TO LOAN AGREEMENT ("Third Amendment"), made and entered into as of the 9th day of March, 2000, by and between MERCURY WASTE SOLUTIONS, INC., a Minnesota corporation ("Borrower") and BANKERS AMERICAN CAPITAL CORPORATION, a Minnesota corporation ("Lender");

                                    RECITALS

         A. The Borrower and Lender are parties to that certain Loan Agreement dated as of May 8, 1998, as amended by that certain First Amendment dated May 7, 1999, as amended by that certain Second Amendment dated September 30, 1999 (the "Credit Agreement").

         B. The Borrower has requested the Lender increase the total amount available under the revolving loan to $2,000,000, to eliminate the term loan and to make such other changes as set forth herein to accommodate Borrower.

         C. The parties hereto desire to amend the terms of the Credit Agreement upon the terms and conditions hereinafter set forth.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for one dollar and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby amend the Credit Agreement as follows:

         a. Capitalized Terms. All capitalized terms not defined herein shall have the meanings assigned such terms in the Credit Agreement.

         b. Waiver. Lender hereby waives the default by Borrower resulting from Borrower's failure to pay the principal due on March 1, 2000 pursuant to the Term Note.

         c. Definitions.

                  2.1 The following definitions are hereby amended in their entirety to read as follows:

                  "Maturity Date" means (i) December 31, 2000 with respect to the Revolving Note.

                  "Revolving Commitment Amount" means $2,000,000.

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                  "Revolving Note" means that certain Revolving Credit
                  Promissory Note dated as of the date hereof in the principal amount of $2,000,000 made payable by Borrower to the order of Lender as the same may be amended, executed, renewed or replaced from time to time. On the date of this Agreement, the amount outstanding under the Revolving Note is $1,910,000, which amount includes amounts previously owed to Lender by Borrower under the old Term Note and the old Revolving Note. The old Revolving Note is hereby deemed null and void.

                  "Term Note" and all references thereto throughout the Credit Agreement shall be deleted in its entirely with the understanding that the "Term Note" has been replaced with a new Revolving Note; the amounts owed by Borrower to Lender under the Term Note as of the date of this Agreement are hereby transferred to and evidenced by the new Revolving Note. The Term Note is hereby deemed null and void.

                  "Term Loan Commitment" (deleted).

         d. Term Note. The parties agree and understand that the Term Note is being made null and void and is hereby replaced by the new Revolving Note. All references to the Term Note and Term Loan Commitment in the Credit Agreement shall be deemed deleted including but not limited to the deletion of Sections 3.1, 3.2, 3.3 and 5.1 of the Credit Agreement.

         e. Conditions Precedent. Prior to the effectiveness of this Third Amendment, the Borrower shall provide to the Lender as conditions precedent, the following:

            a. Original counterpart of this Third Amendment duly executed by the Borrower;

            b.  Original executed Revolving Note;

            c. Payment of all costs and expenses incurred by the Lender in connection with this Third Amendment, including without limitation, all legal fees and out-of-pocket expenses of Lender's counsel; and

            d. Current resolutions of Borrower's board of directors authorizing the Third Amendment.

         f. References. Any references in any document to the Credit Agreement including, but not limited to, the Notes and other Loan Documents, are hereby amended to refer to the Agreement as amended by this Third Amendment.

         g. Commitment Fee. Borrower shall pay to Lender a commitment fee (the "Commitment Fee") in an amount equal to six percent (6%) of the face amount of the Revolving Note ($120,000) upon the first to occur of the following: (i) the Maturity Date, (ii) a liquidation of


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the Borrower; (iii) the sale of substantially all of the assets of Borrower or any subsidiary, (iv) the reorganization, consolidation or merger of the Borrower or any subsidiary with or into any other entity, or (v) a "Change in Control" of Borrower or any subsidiary.

         A "Change of Control" shall be deemed to have occurred upon the occurrence of any one (or more) of the following events:

                  (a) Any person, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of capital stock of Borrower or any subsidiary with respect to which 50% or more of the total number of votes for the election of the Board of Directors of Borrower ("Board") may be cast;

                  (b) As a result of or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election or combination of the above, persons who were directors of the Borrower immediately prior to such event shall cease to constitute a majority of the Board,

                  (c) A tender offer or exchange offer is made for shares of the Borrower's stock, and fifty percent (50%) of the Borrower's outstanding shares of capital stock are acquired thereunder.

         h. Representations and Warranties. Borrower reaffirms and confirms all of the representations and warranties contained in Article IV of the Agreement as of the date of this Third Amendment.

         i. Covenants. Borrower reaffirms as of the date of this Third Amendment and covenants with the Lender all of the Covenants contained in Articles V and VI of the Agreement. In addition, Borrower agrees that the following covenants shall be added in Article VI of the Agreement:

                  "6.5 Salaries. Borrower shall not increase the compensation paid to its officers or increase the amounts to be paid to any entity owned or controlled by any officer or director, including but not limited to Lender or Capital Partners, Ltd.

                  6.6 Capital Expenditures. Borrower will not expend or contract to expend more than $5,000 on any individual capital expenditures or more than $50,000 in the aggregate in any fiscal year.

                  6.7 Wisconsin Department of Justice Settlement. Borrower shall not settle its pending civil proceeding with the Wisconsin Department of Justice concerning its Union Grove, Wisconsin facility."


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


         b. Reaffirmation of Security Agreement. Borrower hereby acknowledges and agrees that all of the obligations of Borrower under the Agreement, as amended by this Third Amendment, is secured by that certain Security Agreement executed by Borrower in favor of Lender dated as of May 8, 1998.

         c. Acknowledgments. The Borrower acknowledges that it has been advised by the counsel of its choice in the negotiation, execution and delivery of this Third Amendment, that the Lender has no fiduciary relationship to or joint venture with the Borrower, the relationship being solely that of borrower and lender, and that the Lender does not undertake any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the business or operations of the Borrower which shall rely entirely on its own judgment.

         d. Costs and Expenses. Borrower agrees to pay all costs and expenses incurred by Lender in connection with the preparation of this Third Amendment, including, but not limited to, title insurance premiums and expenses, recording fees, and the fees and expenses of legal counsel.

         e. Entire Agreement. This Third Amendment and the Agreement embody the entire agreement between the parties and supersede all prior agreements and understandings between the parties hereto.

         f. Full Force and Effect. Except as amended hereby, the provisions of the Agreement shall remain unmodified and in full force and effect.

         g. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.


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


         IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed as of the day and year first above written.

         BORROWER:                     MERCURY WASTE SOLUTIONS, INC.,
                                       A MINNESOTA CORPORATION

                                       BY s/ Todd Anderson
                                          --------------------------------------

                                          ITS Chief Financial Officer
                                             -----------------------------------

         LENDER:                       BANKERS AMERICAN CAPITAL
                                       CORPORATION, A MINNESOTA CORPORATION


                                       BY s/ Brad Buscher
                                          --------------------------------------

                                          ITS President
                                             -----------------------------------


                              CONSENT OF GUARANTOR


         The undersigned, as guarantor of all obligations of Mercury Waste Solutions, Inc. (the "Borrower") to Bankers American Capital Corporation ("Lender") pursuant to that certain Guaranty dated May 8, 1998 executed by the undersigned in favor of Lender, as the same may be amended from time to time (the "Guaranty"), hereby consents to the terms of the above Third Amendment, and agrees that the undersigned remains obligated to the Lender for the payment of the indebtedness of the Borrower incurred pursuant to said agreement, as amended, including without limitation, the indebtedness evidenced by the Revolving Note, as defined therein.

                                       MWS NEW YORK, INC.,
                                       A MINNESOTA CORPORATION


                                       BY s/ Todd Anderson
                                          --------------------------------------

                                          ITS Chief Financial Officer
                                             -----------------------------------


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